UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2006

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51990	20-4412793
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Liberty Media Holding Corporation

(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

      On May 9, 2006, Liberty Media Corporation (formerly known as Liberty Media Holding Corporation, the “Registrant”) completed the previously announced restructuring (the “Restructuring”) pursuant to which a direct, wholly owned subsidiary of the Registrant merged (the “Merger”) with and into Liberty Media LLC (formerly known as Liberty Media Corporation, “Old Liberty”) and the Registrant became the new publicly traded parent company of Old Liberty.  Immediately prior to the Merger, the Registrant was a direct, wholly owned subsidiary of Old Liberty.  In the Merger, each holder of Old Liberty’s common stock received for each share of Old Liberty’s Series A common stock held immediately prior to the Merger, 0.25 of a share of the Registrant’s Liberty Interactive Series A common stock and 0.05 of a share of the Registrant’s Liberty Capital Series A common stock, and for each share of Old Liberty’s Series B common stock held immediately prior to the Merger, 0.25 of a share of the Registrant’s Liberty Interactive Series B common stock and 0.05 of a share of the Registrant’s Liberty Capital Series B common stock, in each case, with cash in lieu of any fractional shares.  Also on May 9, 2006, in connection with and immediately subsequent to the Merger, Old Liberty converted from a Delaware corporation into a Delaware limited liability company.

      Effective upon the completion of the Restructuring, the Registrant assumed the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective May 9, 2006) (the “Incentive Plan”) and the Liberty Media Corporation 2002 Nonemployee Director Incentive Plan (As Amended and Restated Effective May 9, 2006) (the “Director Plan”).  Prior to their May 9, 2006 amendment and restatement in connection with the Restructuring, the Incentive Plan and the Director Plan were the operative stock incentive plans administered by Old Liberty.

      The Incentive Plan is administered by the Registrant’s Incentive Plan Committee, which is a subcommittee of the Compensation Committee of the Board of Directors of the Registrant (the “Board”).  The purpose of the Incentive Plan is to provide additional remuneration to certain employees and independent contractors for their exceptional service and to encourage their investment in the Registrant.  Incentive awards may be granted with respect to shares of the Registrant’s Liberty Interactive Series A common stock, Liberty Interactive Series B common stock, Liberty Capital Series A common stock and/or Liberty Capital Series B common stock.  A summary description (the “Incentive Plan Summary”) of the Incentive Plan, prior to its May 9, 2006 amendment and restatement (the “Old Liberty Incentive Plan”), is set forth under the heading “Proposal 2 - The Incentive Plan Proposal” in the definitive proxy statement of Old Liberty, dated April 28, 2004, as filed with the Securities and Exchange Commission on April 28, 2004.  The Incentive Plan Summary is incorporated herein by this reference.  The Old Liberty Incentive Plan and the Incentive Plan provide for substantially similar terms and conditions, with the exception of (i) the inclusion in the Incentive Plan of certain conforming changes made in response to the adoption of Section 409A of the Internal Revenue Code and related rules and regulations (collectively, “Section 409A”) and (ii) changes that were approved by the Board in connection with the Restructuring, including the following:

•                  The maximum number of shares of common stock with respect to which awards may be granted under the Incentive Plan, subject to anti-dilution adjustments, was reduced to 48 million.

•                  The aggregate number of shares of common stock which may be subject to awards granted under the Incentive Plan to any single person during any calendar year, subject to certain exceptions, was reduced to 7.5 million.

      The Director Plan is administered by the Board.  The Director Plan is designed to encourage investment in the Registrant by its nonemployee directors and to more fully align their interests with the interests of the Registrant’s existing shareholders. Incentive awards may be granted with respect to shares of the Registrant’s Liberty Interactive Series A common stock, Liberty Interactive Series B common stock, Liberty Capital Series A common stock and/or Liberty Capital Series B common stock.  A summary description (the “Director Plan Summary”) of the Director Plan, prior to its May 9, 2006 amendment and restatement (the “Old Liberty Director Plan”), is set forth under the heading “Proposal 3 - The Director Plan Proposal” in the definitive proxy statement of Old Liberty, dated November 13, 2002, as filed with the Securities and Exchange Commission on November 13, 2002.  The Director Plan Summary is incorporated herein by this reference.  The Old Liberty Director Plan and the Director Plan provide for substantially similar terms and conditions, with the exception of (i) the inclusion in the Director Plan of certain conforming changes made in response to the adoption of Section 409A and (ii) changes that were approved by the Board in connection with the Restructuring, including the reduction in the maximum number of shares of common stock with respect to which awards may be granted under the Director Plan, subject to anti-dilution adjustments, to 1.5 million.

      Copies of the Incentive Plan and the Director Plan are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. The foregoing descriptions of the Incentive Plan and the Director Plan are qualified in their entirety by reference to the full text thereof set forth in Exhibits 10.1 and 10.2, respectively.  Copies of the existing form award agreements under the Incentive Plan are incorporated by reference as Exhibits 10.3 through 10.6, inclusive, hereto.  A copy of the existing form award agreement under the Director Plan is incorporated by reference as Exhibit 10.7 hereto.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Executive Officers

      As contemplated by the proxy statement/prospectus (the “Proxy Statement/Prospectus”) forming a part of the Registrant’s Registration Statement on Form S-4 (File No. 333-132452) (the “Form S-4”), each person serving as an executive officer of Old Liberty at the effective time of the Merger now serves in the corresponding executive office of the Registrant, and each person serving on the Board of Directors of Old Liberty (“Old Liberty Board”) at the effective time of the Merger now serves on the Board and is assigned to the same class of directors as such director was so assigned on the Old Liberty Board.  The information regarding these executive officers and directors set forth under the heading “Concerning Management” in the Proxy Statement/Prospectus is incorporated herein by this reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      In connection with the Merger, the Registrant’s certificate of incorporation and bylaws were restated in their entirety to read as the forms of Restated Certificate of Incorporation and Bylaws filed as Exhibits 3.1 and 3.2, respectively, to the Form S-4.  The description of the Restated Certificate of Incorporation and Bylaws of the Registrant set forth under the heading “The Restructuring Proposals - Description of the Liberty Interactive Common Stock and the Liberty Capital Common Stock” in the Proxy Statement/Prospectus is incorporated herein by this reference. The Restated Certificate of Incorporation and the restated Bylaws of the Registrant are incorporated by reference as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by this reference. The foregoing description of the Restated Certificate of Incorporation and the restated Bylaws of the Registrant is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation and the restated Bylaws set forth in Exhibits 3.1 and 3.2, respectively.

Item 9.01. Financial Statement and Exhibits

Exhibit No.	Description

3.1

Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 1 to the Registrant’s Registration Statement on Form 8-A, filed on May 9, 2006 (File No. 000-51990) (the “Form 8-A”))

3.2	Bylaws of the Registrant (incorporated by reference to Exhibit 2 to the Form 8-A)

4.1	Specimen certificate for shares of the Registrant’s Liberty Interactive Series A common stock, par value $.01 per share*

Exhibit No.	Description

4.2	Specimen certificate for shares of the Registrant’s Liberty Interactive Series B common stock, par value $.01 per share*

4.3	Specimen certificate for shares of the Registrant’s Liberty Capital Series A common stock, par value $.01 per share*

4.4	Specimen certificate for shares of the Registrant’s Liberty Capital Series B common stock, par value $.01 per share*

10.1	Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective May 9, 2006) (the “Incentive Plan”)*

10.2	Liberty Media Corporation 2002 Nonemployee Director Incentive Plan (As Amended and Restated Effective May 9, 2006) (the “Director Plan”)*

10.3	Form of Non-Qualified Stock Option Agreement under the Incentive Plan [for certain designated award recipients] (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of Liberty Media LLC for the quarter ended March 31, 2006, as filed on May 8, 2006 (File No. 001-16615) (the “Old Liberty 10-Q”))

10.4	Form of Non-Qualified Stock Option Agreement under the Incentive Plan [for all other award recipients] (incorporated by reference to Exhibit 10.3 to the Old Liberty 10-Q)

10.5	Form of Restricted Stock Award Agreement under the Incentive Plan [for certain designated award recipients] (incorporated by reference to Exhibit 10.4 to the Old Liberty 10-Q)

10.6

Form of Stock Appreciation Rights Agreement under the Incentive Plan (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K of Liberty Media LLC for the year ended December 31, 2004, filed on March 15, 2005 (File No. 001-16615) (the “Old Liberty 10-K”))

10.7	Form of Stock Appreciation Rights Agreement under the Director Plan (incorporated by reference to Exhibit 10.21 to the Old Liberty 10-K)

* Filed herewith

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2006

LIBERTY MEDIA CORPORATION

By:	/s/ Charles Y. Tanabe
Name:	Charles Y. Tanabe
Title:	Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1

Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 1 to the Registrant’s Registration Statement on Form 8-A, filed on May 9, 2006 (File No. 000-51990) (the “Form 8-A”))

3.2	Bylaws of the Registrant (incorporated by reference to Exhibit 2 to the Form 8-A)

4.1	Specimen certificate for shares of the Registrant’s Liberty Interactive Series A common stock, par value $.01 per share*

4.2	Specimen certificate for shares of the Registrant’s Liberty Interactive Series B common stock, par value $.01 per share*

4.3	Specimen certificate for shares of the Registrant’s Liberty Capital Series A common stock, par value $.01 per share*

4.4	Specimen certificate for shares of the Registrant’s Liberty Capital Series B common stock, par value $.01 per share*

10.1	Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective May 9, 2006) (the “Incentive Plan”)*

10.2	Liberty Media Corporation 2002 Nonemployee Director Incentive Plan (As Amended and Restated Effective May 9, 2006) (the “Director Plan”)*

10.3	Form of Non-Qualified Stock Option Agreement under the Incentive Plan [for certain designated award recipients] (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of Liberty Media LLC for the quarter ended March 31, 2006, as filed on May 8, 2006 (File No. 001-16615) (the “Old Liberty 10-Q”))

10.4	Form of Non-Qualified Stock Option Agreement under the Incentive Plan [for all other award recipients] (incorporated by reference to Exhibit 10.3 to the Old Liberty 10-Q)

10.5	Form of Restricted Stock Award Agreement under the Incentive Plan [for certain designated award recipients] (incorporated by reference to Exhibit 10.4 to the Old Liberty 10-Q)

10.6

Form of Stock Appreciation Rights Agreement under the Incentive Plan (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K of Liberty Media LLC for the year ended December 31, 2004, filed on March 15, 2005 (File No. 001-16615) (the “Old Liberty 10-K”))

10.7	Form of Stock Appreciation Rights Agreement under the Director Plan (incorporated by reference to Exhibit 10.21 to the Old Liberty 10-K)

_____________

* Filed herewith